UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 14, 2008
GLG Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
399 Park Avenue, 38th Floor
New York, New York 10022
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 224-7200
N/A
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The discussion under Item 4.02 of this Current Report on Form 8-K with respect to the impact of certain restatements of the previously reported results of operations and financial condition of GLG Partners, Inc. and its consolidated subsidiaries (the “Company”) as of and for the years ended December 31, 2007 and 2006 is incorporated by reference into this Item 2.02.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     (a) Subsequent to the filing of its Annual Report on Form 10-K for the year ended December 31, 2007 (the “Form 10-K”), the Company was advised by Ernst & Young, LLP, its independent registered public accounting firm (“E&Y”), of revised guidance regarding the accounting treatment of limited partner profit share allocated to participants in the Company’s limited partner profit share arrangement. As a result, on April 15, 2008, the Company determined that certain combined and consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 included in the Form 10-K did not properly account for limited partner profit share as an operating expense. The Company believes that the appropriate manner in which to correct this error is to restate these financial statements.
     Management has discussed this matter with the Company’s Audit Committee and with E&Y, which concurred with the Company’s conclusion to restate its combined and consolidated financial statements as of and for the years ended December 31, 2007 and 2006. The Company intends to file an amended Form 10-K (the “Form 10-K/A”) as soon as practicable to reflect the restatement. Until the Form 10-K/A is filed to reflect the changes described in this Current Report, the combined and consolidated financial statements of the Company as of and for the years ended December 31, 2007 and 2006 included in the Form 10-K should not be relied upon.
     This restatement has no cash impact on the Company and does not impact the non-GAAP “adjusted net income” measure used by management (described below).
     Under the Company’s prior accounting treatment reflected in the Company’s combined and consolidated financial statements as of and for the years ended December 31, 2007 and 2006 included in the Form 10-K, distributions to limited partners were accounted for as equity distributions and recognized within the statement of members’ equity for periods prior to November 2, 2007 (the date the acquisition of GLG Partners LP and certain affiliated entities (the “Acquisition”) was completed) and within minority interests in the statement of income for periods beginning on or after the Acquisition. As a result of the Acquisition and related reorganization creating a consolidated group, the limited partner interests are no longer considered to be equity interests and, therefore, it is more appropriate to include distributions to the limited partners as an operating expense rather than minority interest. For periods both before and after the Acquisition, the Company had recognized distributions on an as declared basis. The Company has restated its combined and consolidated financial statements as of and for the years ended December 31, 2007 and 2006 to reflect these amounts as limited partner profit share within operating expenses, matching the period in which the related revenues are accrued and services provided. Under the Company’s prior accounting treatment, the substantial majority of these amounts would have been recognized in the first quarter of the following fiscal year when these amounts were actually declared.
     While under the Company’s prior accounting treatment, limited partner profit share was not presented as an operating expense, the Company believed that it was more appropriate to treat limited partner profit share as expense when considering business performance because it reflects the cost of the services provided to the Company by the participants in the limited partner profit share arrangement. As a result, the Company presented the measure “non-GAAP comprehensive limited partner profit share, compensation and benefits”, or non-GAAP PSCB, which is a non-GAAP financial measure which added limited partner profit share to employee compensation expense, and deducted Acquisition-related share-based and other compensation and costs recognized in respect of (a) the Company’s equity participation plan, (b) the Company’s restricted stock plan and (c) the agreement among the principals and trustees of GLG Partners LP from employee compensation expense (collectively, the “Acquisition-related compensation expense”), to show the total cost of the services provided to the Company by both participants in the limited partner profit share arrangement and employees in relation to services rendered during the periods under consideration. The Company’s revised presentation of limited partner profit share as an operating expense has no impact on the measure non-GAAP PSCB when compared to the Company’s presentation of non-GAAP PSCB prior to the restatement of the Company’s combined and consolidated financial statements, because all amounts related to the limited partner profit share previously included as a non-GAAP adjustment to GAAP compensation and benefits are now included in GAAP operating expenses as limited partner profit share. See the tables below for a reconciliation of GAAP compensation, benefits and profit share to non-GAAP PSCB.
     In addition, the Company assesses the underlying performance of its business based on the non-GAAP measure “adjusted net income”, which adjusts for the difference between GAAP compensation, benefits and profit share expense and non-GAAP PSCB as discussed above. The Company’s revised presentation of limited partner profit share as an operating expense has no impact on the measure non-GAAP adjusted net income when compared to the Company’s presentation of non-GAAP adjusted net income prior to the restatement of the Company’s combined and consolidated financial statements because all amounts related to the limited partner profit share previously included as a non-GAAP adjustment to GAAP compensation and benefits are now included in GAAP operating expenses as limited partner profit share. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of the Company’s operating performance or any other measures of performance derived in accordance with GAAP. See the tables below for a reconciliation of adjusted net income to net income for the periods presented.
     The total effect of the restatement for the error on the Company’s combined and consolidated statements of operations was:
•	a reduction in net income before minority interests of $401.0 million from net income before minority interests of $59.3 million to a net loss before minority interests of $341.7 million for the year ended December 31, 2007 and a reduction in net income before minority interests of $201.5 million from $359.5 million to $158.1 million for the year ended December 31, 2006;

•	a decrease in share of losses by minority interests of $2.1 million for the year ended December 31, 2007;

•	a reduction in net income attributable to common stockholders of $403.1 million and $201.5 million for the years ended December 31, 2007 and 2006, respectively; and

•	a net loss per share of $2.11 for the year ended December 31, 2007 and net income per share of $1.16 for the year ended December 31, 2006.
     The effect on the balance sheet was:
•	an increase in accrued compensation and benefits payable of $359.2 million and $186.8 million as of December 31, 2007 and 2006, respectively; and

•	a reduction in minority interests of $21.2 million as of December 31, 2007.
     The effect on the statement of stockholders’ equity was:
•	a reduction in opening retained earnings for the year ended December 31, 2007 of $186.8 million;

•	the elimination of distributions to limited partners of $218.1 million and $14.7 million for the years ended December 31, 2007 and 2006, respectively; and

•	a reduction in the amount charged to accumulated income in respect of the issuance of common stock and recapitalization on Acquisition of $33.8 million for the year ended December 31, 2007.
     The Company expects that the adjustments referred to in this Item 4.02 will not affect the

Company’s current cash position or financial condition. A more detailed summary of the statements of income and balance sheets changes is set forth below.
Statement of Operations Information
For the Years Ended
December 31, 2007 and 2006

	2007		2006
	As Reported	As Restated	As Reported	As Restated
		(Dollars in Thousands)
Total Net Revenues and Other Income	$1,040,118	$1,040,118	$620,866	$620,866
Expenses
Employee compensation and benefits	(810,212)	(810,212)	(168,386)	(168,386)
Limited partner profit share	—	(401,000)	—	(201,450)

Employee compensation and benefits / Compensation, benefits and profit share	(810,212)	(1,211,212)	(168,386)	(369,836)
General, administrative and other	(108,926)	(108,926)	(68,404)	(68,404)

Total expenses	(919,138)	(1,320,138)	(236,790)	(438,240)
Net Interest Income	2,350	2,350	4,657	4,657
Income Taxes	(64,000)	(64,000)	(29,225)	(29,225)
Net Income (Loss) Before Minority Interests	59,330	(341,670)	359,508	158,058
Minority Interests
Share of losses (income)	36,015	33,885	(182)	(182)
Cumulative dividends on exchangeable shares	(2,723)	(2,723)	—	—

Net Income (Loss) Attributable to Common Stockholders	$92,622	$(310,508)	$359,326	$157,876

Non-GAAP Expenses
For the Years Ended
December 31, 2007 and 2006

	2007		2006
	As Reported	As Restated	As Reported	As Restated
		(Dollars in Thousands)
Non-GAAP Expenses
GAAP employee compensation and benefits / Compensation, benefits and profit share	$(810,212)	$(1,211,212)	$(168,386)	$(369,836)
Add back: Acquisition-related share-based and other compensation and costs	639,077	639,077	—	—
Deduct: Limited partner profit share	(401,000)	—	(201,450)	—

Non-GAAP PSCB	(572,135)	(572,135)	(369,836)	(369,836)
GAAP General, Administrative and Other	(108,926)	(108,926)	(68,404)	(68,404)

Non-GAAP Total Expenses	$(681,061)	$(681,061)	$(438,240)	$(438,240)

Non-GAAP Adjusted Net Income
For the Years Ended
December 31, 2007 and 2006

	2007		2006
	As Reported	As Restated	As Reported	As Restated
	(Dollars in Thousands)
GAAP Net Income (Loss)	$59,330	$(341,670)	$359,508	$158,058
Add back:
Acquisition-related share-based and other compensation and costs	639,077	639,077	—	—
Deduct: Limited partner profit share	(401,000)	—	(201,450)	—
Deduct: Cumulative dividends	(2,723)	(2,723)	—	—

Non-GAAP Adjusted Net Income	$294,684	$294,684	$158,058	$158,058

Balance Sheet Information

	As of December 31, 2007		As of December 31, 2006
	As Reported	As Restated	As Reported	As Restated
	(Dollars in thousands)
Total Assets	$984,137	$984,137	$557,377	$557,377
Current Liabilities
Accrued compensation and benefits	108,679	467,887	102,507	289,301
Other current liabilities	190,480	190,480	78,366	78,366

Total Current Liabilities	299,159	658,367	180,873	367,667
Total Non-Current Liabilities	593,099	571,911	14,552	14,552
Total Liabilities	892,258	1,230,278	195,425	382,219
Total Stockholders’ Equity (Deficit)	91,879	(246,141)	361,952	175,158

Total Liabilities and Stockholders’ Equity	$984,137	$984,137	$557,377	$557,377

Cash Flow Information
For the Years Ended
December 31, 2007 and 2006

	2007		2006
	As Reported	As Restated	As Reported	As Restated
	(Dollars in Thousands)
Net Cash Provided by Operating Activities	$376,272	$376,272	$204,539	$204,539
Net Cash Used in Investing Activities	(124,888)	(124,888)	(4,704)	(4,704)
Net Cash Used in Financing Activities	(95,437)	(95,437)	(164,792)	(164,792)

Key Ratios

	2007		2006
	As Reported	As Restated	As Reported	As Restated
Compensation, benefits and profit share /total GAAP net revenues and other income	77.9%	116.5%	27.1%	59.6%
General, administrative and other/total GAAP net revenues and other income	10.5%	10.5%	11.0%	11.0%

Total Expenses/Total GAAP Net Revenues and Other Income	88.4%	127.0%	38.1%	70.6%

Key Ratios (Based on Non-GAAP Measures)

	2007		2006
	As Reported	As Restated	As Reported	As Restated
Non-GAAP PSCB/total GAAP net revenues and other income	55.0%	55.0%	59.6%	59.6%
General, administrative and other/total GAAP net revenues and other income	10.5%	10.5%	11.0%	11.0%

Non-GAAP Total Expenses/Total GAAP Net Revenues and Other Income	65.5%	65.5%	70.6%	70.6%

     The Company provides the above non-GAAP financial measures to enable investors, securities analysts and other interested parties to perform additional financial analysis of the Company’s personnel-related costs and its earnings from operations and because the Company believes that they will be helpful to investors in understanding all components of personnel-related costs of the Company’s business. The Company’s management believes that non-GAAP financial measures also enhance comparisons of the Company’s core results of operations with historical periods. In particular, the Company believes that the non-GAAP adjusted net income measure better represents profits available for distribution to stockholders than does GAAP net income.
     The Company’s management also prepares forecasts for future periods on a basis consistent with these non-GAAP financial measures. Under the Company’s credit facility, the Company and its subsidiaries are required to maintain compliance with certain financial covenants based on adjusted earnings before interest expense, provision for income taxes, depreciation and amortization, or adjusted EBITDA, which is calculated based on the non-GAAP adjusted net income measure, further adjusted to add back interest expense, provision for income taxes, depreciation and amortization. Non-GAAP adjusted net income has certain limitations in that it may overcompensate for certain costs and expenditures related to the Company’s business and may not be indicative of the cash flows from operations as determined in accordance with GAAP.
     Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from financial measures used by other companies.
Item 7.01. Regulation FD Disclosure.
     On April 15, 2008, the Company made available on its website (www.glgpartners.com) an investor presentation regarding the restatement of the Company’s combined and consolidated financial statements as of and for the years ended December 31, 2007 and 2006 described under Item 4.02 of this Current Report on Form 8-K, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.
     On April 14, 2008, Greg Coffey, portfolio manager for the GLG Emerging Markets Fund, the GLG Emerging Markets Special Situations Fund, the GLG Emerging Currency and Fixed Income Fund and the GLG Emerging Equity Fund managed by the Company, resigned from his positions with the Company’s GLG Partners LP subsidiary and certain affiliated entities (collectively, “GLG”). On April 15, 2008, Mr. Coffey withdrew his resignation. Mr. Coffey and GLG are in discussions concerning a range of options for the future.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1 Investor Presentation Regarding the Restatement of Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel
Alejandro San Miguel
General Counsel and Corporate Secretary

Date: April 15, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation Regarding the Restatement of Financial Statements.